Exhibit 10.6

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

uMaxDATA
源大數據

PARTNERSHIP AGREEMENT

This Partnership Agreement (the Agreement) is made and entered on 2 January 2025, by and between (1) uMax Data Technology Limited (uMax Data), situated at Unit 1002, 10/F, Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong, and (2) MediaOn Limited (MediaOn), situated at 4/F, KOHO, 73-75 Hung To Road, Kwun Tong, Kowloon, Hong Kong.

Hereafter, both of the above parties shall be referred to collectively as the Partners, for the purposes of the Agreement.

I. Partnership Terms

Under this partnership, both parties agree to the Mutual Nondisclosure Agreement dated 2 January 2025.

uMax Data shall:

- Design and develop an exclusive platform (the Platform) for MediaOn.
- Provide full technical support for the Platform.

MediaOn shall:

- Promote and launch the platform to the market according to the Pricing Scheme and revenue distribution as agreed by both parties. For the initial Pricing Scheme, please refer to the Appendix of this agreement. The Pricing Scheme is subject to changes. For any change in the prices or packages, it shall be discussed and agreed by both parties before going effectively.
- Not distribute or sell any other products or services that similar to or of same nature as the Platform.

II. Termination

- The Partnership may be terminated by the mutual agreement of the Partners after this Partnership being put into practice for 6 months.
- Prior to termination of the Partnership, all Partners are to be advised, in writing, that termination is being considered, no fewer than 90 days before the termination may transpire.
- All payment shall be settled prior to the termination effectively.

III. Payment

Payment shall be made quarterly, either by cheque or bank transfer. For the cheque payment, it shall be payable to uMax Data Technology Limited, and send it to the address below:

uMax Data Technology Limited
Unit 1002, 10/F, Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong

For bank transfer, please bank into the following account:

[****]

1

www.umaxdata.com
Unit 1002, 10/F Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong
+852 3421 0766 香港上環永樂街77號Ovest 10樓1002室
uMax Data Technology Limited
源大數據科技有限公司

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

uMaxDATA
源大數據

IV. Forbidden Acts

For the Term of this Partnership Agreement, no Parter may:

- Obligate or bind the Partnership to any function other than those outlined in the Agreement above.
- Be found guilty of any unlawful act that will damage the Partnership in any matter, including public image, reputation, or professional standing.
- Engage in any conduct that might interfere with the business of the Partnership.

This Partnership Agreement shall be binding upon the signatures of the Partners.

For and on behalf of **uMax Data Technology Limited**

uMax Data Technology Limited 源大數據科技有限公司

Imen Pang, Operations Manager — 2 January 2025 DATE

For and on behalf of **MediaOn Limited**

MediaOn Limited 美迪安廣告媒體有限公司

Alison Wong, Senior Digital Marketing Manager — 2 January 2025 DATE

2

www.umaxdata.com
Unit 1002, 10/F Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong
+852 3421 0766 香港上環永樂街77號Ovest 10樓1002室
uMax Data Technology Limited
源大數據科技有限公司

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

uMaxDATA
源大數據

Appendix:

Pricing Scheme

The Pricing Scheme is subject to changes. For any change in below prices or packages, it shall be discussed and agreed by both parties before going effective.

1. Soda Insight

[****]

3

www.umaxdata.com
Unit 1002, 10/F Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong
+852 3421 0766 香港上環永樂街77號Ovest 10樓1002室
uMax Data Technology Limited
源大數據科技有限公司

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

uMaxDATA
源大數據

2. DivoSurvey

Descriptions
DiVoSurvey- One-stop Intelligent Research and Event Management Platform offers the following services: I. **System Server:** Dedicated servers located locally in Hong Kong, ensuring compliance, data security, and personal data protection. II. **Login Account:** 5 login account. III. **Questionnaire Setup:** Unlimited creation of questionnaires and questions. Utilize Artificial Intelligence (AI) (includes 500 AI credits) and templates for creating questionnaires, surveys, collecting feedback, conducting polls, event registration forms, appointment scheduling, opinion gathering, competition submissions, etc. IV. **Questionnaire Distribution:** Automatic generation of QR codes and sharing links for questionnaires. Supports multiple mobile versions. Supports various distribution channels including WeChat, Facebook, Instagram, and web pages. V. **Dedicated Questionnaire Links:** Provides individuals/organizations with dedicated questionnaire links for real-time viewing of results and tracking response status (up to 30,000 records annually). VI. **Statistical Data and Reports:** Statistical reports available for download. VII. **Training:** Includes one online training session (2 hours). VIII. **Includes:** System maintenance fees and customer support during office hours. DiVoSurvey demonstrates distinct advantages in areas such as compliance with local regulations, AI questionnaire generation, customer support, and maintenance costs. It is particularly well-suited for enterprises requiring adherence to local regulations and seeking to lower maintenance expenses while enhancing operational efficiency. While alternative SaaS survey platforms may possess greater brand recognition, their subscription fees tend to be higher, potentially making them unsuitable for the budgets and requirements of all businesses. Conversely, open-source survey systems, despite offering lower costs, necessitate self-maintenance and configuration, consequently increasing a company's operational overhead and complexity.

		Amounts
Plan 1	[****]	[****]
Plan 2	[****]	[****]

Feature	Use Case	Fee (HKD/Year)
Custom Domain	Use your brand's domain (e.g., event.yourcompany.hk) tc professional image and credibility.	[****]
Multi-Account Roles	Supports team collaboration; allows setting different manage (e.g., Administrator, Editor, Viewer).	[****]
Quota Control	Precisely limit registration numbers or time slots (e.g., capacit lecture session, event seat management).	[****]
Check-in Verification	1) Verify participant identity via QR code scanning or dat prevent impersonation. 2) Verification Code (CAPTCHA).	[****]
Large File Uploads	Single documents limit up to 50MB (Total annual system st exceeding 100GB).	[****]
Real-time Notifications	Automatically push alerts for new registrations, specifi responses, etc. (via Email/SMS).	[****]

4

www.umaxdata.com
Unit 1002, 10/F Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong
+852 3421 0766 香港上環永樂街77號Ovest 10樓1002室
uMax Data Technology Limited
源大數據科技有限公司

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

uMaxDATA
源大數據

One-Click Lucky Draw	Participants can enter a lucky draw after the event, engagement.	[****]
AI Assistant	AI questionnaire creation, AI multilingual translation, AI repo (50,000 units/credits).	[****]
Advanced Analytics	Custom cross-tabulation charts to deeply analyze participant data.	[****]

3. **TIW – The Intelligent Writer**

Service Descriptions	Annual Fee (HK$)
Package Service Fee Note: One-time payment within 30 days after purchasing the service (advance payment) Package Points Entitlement Package Utilization Period – 12 months	[****] [****] points
Service Details i. AI-generated documents Average points used per instance (depending on the language model used) Estimated number of uses (articles) (estimated based on a single article with a word count of up to 3,000 words) ii. Audio-to-text transcription Points used per 1 minute Points used per 60 minutes iii. OCR (Optical Character Recognition) and information extraction iv. Points used per image * GPT4o (high precision) * GPT4o mini	[****] points [****] points [****] points [****] points [****] points [****] points [****] points
Remarks: · The services applicable in this Package are translation of dozens of languages, audio-to-text transcription, content summarization, AI-generated official documents including built-in text proofreading, content compliance review, and various documents templates suitable for project plans, press releases, speeches, marketing plans, and replies to complaints. • The validity period for the entitled points from this Package is 12 months. Any remaining points will automatically become invalid after the expiration date.	

5

www.umaxdata.com
Unit 1002, 10/F Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong
+852 3421 0766 香港上環永樂街77號Ovest 10樓1002室
uMax Data Technology Limited
源大數據科技有限公司

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

ůMaxDATA
源大數據

- Additional points can be purchased at any time, with the validity period calculated from the date of the purchase. Within the validity period, when Buyer's remaining points reach a certain threshold (e.g., 20,000 points), a pop-up reminder will appear on the platform to notify the Buyer, and Supplier shall also inform Buyer to avoid sudden depletion of points.
- The estimated number of uses (articles) is for reference only. The actual points deducted will depend on the language model, features, and word count used by the system.
- Buyers can register an unlimited number of users free of charge. However, there can only be 5 simultaneous login accounts.

Usage Scenarios/Directions:		Deduction Situation (unit: points):
1	Generate articles using templates (excluding official documents, business letters, project proposals, citizen complaint templates).	[****]
2	Generate articles using official documents such as business letters, project proposals, and citizen complaint templates.	[****]
3	Use free creation with standard models or advanced models.	[****]
4	Translate, summarize, organize, imitate, condense, expand text, and provide optimization suggestions.	[****]
5	Transcribe audio into verbatim text/written language.	[****]
6	Summarize translated text, generate analysis reports, and meeting summaries.	[****]
7	Convert Cantonese text into written language.	[****]
8	Identify image content using standard models or high-precision models.	[****]
9	Organize content from a specific webpage using real-time data.	[****]
10	Create content using data from local, real-time, or my files.	[****]

6

w w w . u m a x d a t a . c o m
Unit 1002, 10/F Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong
+852 3421 0766 香港上環永樂街77號Ovest 10樓1002室
uMax Data Technology Limited
源大數據科技有限公司

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.

uMaxDATA
源大數據

11	Verify text content and generate smart titles.	[****]
Remarks: The above is for reference only; the final points consumed are subject to the platform interface's notification.		

Remarks on Platform Pricing Scheme:

1. The above pricing scheme is calculated in HK dollars. The discount rate will be given to MediaOn as below:
   (i) During the agreement period, a [***] discount will be offered to New Customer(s)
   (ii) The new pricing will take effect on existing customers starting January 1, 2025, on their next renewal, and MediaOn will enjoy an exclusive [***] discount on the new rate.
2. No discounts are offered for **any Additional Items.**
3. To maintain a fair and equitable marketplace, MediaOn is prohibited from engaging in price undercutting or aggressive discounting of our products. MediaOn must adhere to keeping the discount offer of not more than [***] on the original price/package set by uMax Data. We encourage collaboration among agencies to promote healthy competition and uphold brand integrity while ensuring a sustainable business environment for all parties involved.
4. Only the titles and URLs of the news articles can be downloaded, excluding the content texts. Extra fee will be applied for obtaining related licenses.
5. Historical data is only for search and analysis purposes and cannot be downloaded.
6. All source contents are subject to review or change upon the original source media. uMax Data does not guarantee the correctness and trueness of the contents captured from the sources and is not responsible for the legal use of the contents.

7

www.umaxdata.com
Unit 1002, 10/F Ovest, 77 Wing Lok Street, Sheung Wan, Hong Kong
+852 3421 0766 香港上環永樂街77號Ovest 10樓1002室
uMax Data Technology Limited
源大數據科技有限公司

[***] Indicates confidential treatment requested pursuant to Rule 406 of the Securities Act and Rule 24b-2 of the Exchange Act.